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================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) December 14, 2000
                                                        ------------------------

                    GMAC Commercial Mortgage Securities, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


            333-45256                                 23-2811925
---------------------------------         --------------------------------------
     (Commission File Number)              (I.R.S. Employer Identification No.)




         650 Dresher Road, Horsham, Pennsylvania                      19044
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         (Address of Principal Executive Offices)                   (Zip Code)


                                 (215) 328-3164
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

                         Exhibit Index Located on Page 7
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


         On December 14, 2000, a single series of certificates, entitled GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2000-C3 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of December 1, 2000, among GMAC Commercial Mortgage Securities, Inc. as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation ("GMACCM") as master servicer and special servicer, LaSalle Bank National Association, as trustee and ABN AMRO Bank N.V., as fiscal agent. The Certificates consist of twenty-five classes identified as the "Class X Certificates", the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class O Certificates", the "Class P Certificates", the "Class S-AM Certificates", the "Class S-MAC-1 Certificates", the "Class S-MAC-2 Certificates", the "Class S- MAC-3 Certificates", the "Class S-MAC-4 Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans"), including two Mortgage Loans that, together with one or more related companion loans (the "Companion Loans"), are secured by one or more related mortgaged properties. As of their respective cut-off dates (the "Cut-off Dates"), the Mortgage Loans had an aggregate principal balance of $1,269,742,026, after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. As of their respecitve Cut-off Dates, the Companion Loans had an initial balance of $48,379,248. The Cut-off Date with respect to each of the Mortgage Loans or Companion Loans is its Due Date in December, 2000. The Depositor acquired certain of the Trust Fund assets from GMACCM pursuant to a mortgage loan purchase agreement dated December 5, 2000, attached hereto as
Exhibit 99.1, between GMACCM as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from German American Capital Corporation ("GACC") pursuant to a mortgage loan purchase agreement dated December 5, 2000, attached hereto as Exhibit 99.2, between GACC as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from Goldman Sachs Mortgage Company ("GSMC") pursuant to a mortgage loan purchase agreement dated December 5, 2000, attached hereto as Exhibit 99.3, between GSMC as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from GACC pursuant to a mortgage loan purchase agreement dated December 5, 2000, attached hereto as Exhibit 99.4, between GACC as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from GSMC pursuant to a mortgage loan purchase agreement dated December 5, 2000, attached hereto as Exhibit 99.5, between GSMC as seller and the Depositor as purchaser. The Depositor sold the Class A-1, Class A-2, Class B, Class C and Class D Certificates to Deutsche Bank Securities Inc. ("DBS") and Goldman, Sachs & Co. ("GS") as the underwriters, pursuant to an underwriting agreement dated December 5, 2000, attached hereto as Exhibit 1.1, between DBS and


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GS as the underwriters, and the Depositor. The Depositor sold the Class X, Class
E, Class F, Class G, Class S-MAC-1, Class S- MAC-2, Class S-MAC-3 and Class S-MAC-4 Certificates to DBS and/or GS, and the Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P and Class S-AM Certificates to Commercial Asset Trading, Inc. pursuant to two Certificate Purchase Agreements each dated as of December 5, 2000. The Depositor sold the Class R-I, Class R-II and Class R-III Certificates to CIBC World Markets Corp.

         The Class X Certificates do not have an initial certificate balance ("Certificate Balance"), but represent the right to receive distributions of interest accrued as provided in the Pooling and Servicing Agreement on a hypothetical or notional amount (a "Notional Amount") equal to $1,269,742,026. The Class A-1Certificates have an initial Certificate Balance of $148,566,000. The Class A-2 Certificates have an initial Certificate Balance of $851,355,000. The Class B Certificates have an initial Certificate Balance of $53,964,000. The Class C Certificates have an initial Certificate Balance of $57,138,000. The Class D Certificates have an initial Certificate Balance of $12,125,802. The Class E Certificates have an initial Certificate Balance of $35,054,000. The Class F Certificates have an initial Certificate Balance of $19,120,000. The Class G Certificates have an initial Certificate Balance of $7,966,000. The Class H Certificates have an initial Certificate Balance of $9,878,000. The Class J Certificates have an initial Certificate Balance of $25,494,000. The Class K Certificates have an initial Certificate Balance of $4,461,000. The Class L Certificates have an initial Certificate Balance of $9,560,000. The Class M Certificates have an initial Certificate Balance of $15,933,000. The Class N Certificates have an initial Certificate Balance of $3,186,000. The Class O Certificates have an initial Certificate Balance of $3,186,000. The Class P Certificates have an initial Certificate Balance of $12,755,223. The Class S-AM Certificates have an initial Certificate Balance of $4,495,457. The Class S-MAC-1 Certificates have an initial Certificate Balance of $13,500,000. The Class S-MAC-2 Certificates have an initial Certificate Balance of $9,500,000. The Class S-MAC-3 Certificates have an initial Certificate Balance of $5,735,000. The Class S-MAC-4 Certificates have an initial Certificate Balance of $15,148,791. The Class R-I, Class R-II and Class R-III Certificates each have an initial Certificate Balance of $0.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.






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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

                  (a)      Financial Statements of Business Acquired.

                           Not applicable

                  (b)      Pro Forma Financial Information.

                           Not applicable

                  (c)      Exhibits.

EXHIBIT
  NO.        DOCUMENT DESCRIPTION
-------      --------------------

1.1 Underwriting Agreement, dated as of December 5, 2000, between GMAC Commercial Mortgage Securities, Inc. as seller, and Deutsche Bank Securities Inc. and Goldman, Sachs & Co. as underwriters.

4.1 Pooling and Servicing Agreement, dated as of December 1, 2000, among GMAC Commercial Mortgage Securities, Inc. as depositor, GMAC Commercial Mortgage Corporation as master servicer and special servicer, LaSalle Bank National Association as trustee and ABN AMRO Bank N.V. as fiscal agent.

99.1 Mortgage Loan Purchase Agreement, dated as of December 5, 2000, between GMAC Commercial Mortgage Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.2 Mortgage Loan Purchase Agreement, dated as of December 5, 2000, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.3 Mortgage Loan Purchase Agreement, dated as of December 5, 2000, between Goldman Sachs Mortgage Company as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.4 Mortgage Loan Purchase Agreement, dated as of December 5, 2000, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.



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99.5         Mortgage Loan Purchase Agreement, dated as of December 5, 2000, between Goldman Sachs Mortgage Company as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.6 Supplemental Agreement dated as of December 5, 2000, between GMAC Commercial Mortgage Corporation as seller and German American Capital Corporation as purchaser.

99.7 Supplemental Agreement dated as of December 5, 2000, between GMAC Commercial Mortgage Corporation as seller and Goldman Sachs Mortgage Company as purchaser.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GMAC COMMERCIAL MORTGAGE
                                           SECURITIES, INC.

                                                    (Registrant)




Dated: December [  ], 2000            By: /s/ David Lazarus
                                          --------------------------------------
                                              Name:  David Lazarus
                                              Title: Vice President



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                                INDEX TO EXHIBITS

EXHIBIT
  NO.        DOCUMENT DESCRIPTION
-------      --------------------

1.1 Underwriting Agreement, dated as of December 5, 2000, between GMAC Commercial Mortgage Securities, Inc. as seller, and Deutsche Bank Securities Inc. and Goldman, Sachs & Co. as underwriters.

4.1 Pooling and Servicing Agreement, dated as of December 1, 2000, among GMAC Commercial Mortgage Securities, Inc. as depositor, GMAC Commercial Mortgage Corporation as master servicer and special servicer, LaSalle Bank National Association as trustee and ABN AMRO Bank N.V. as fiscal agent.

99.1 Mortgage Loan Purchase Agreement, dated as of December 5, 2000, between GMAC Commercial Mortgage Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.2 Mortgage Loan Purchase Agreement, dated as of December 5, 2000, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.3 Mortgage Loan Purchase Agreement, dated as of December 5, 2000, between Goldman Sachs Mortgage Company as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.4 Mortgage Loan Purchase Agreement, dated as of December 5, 2000, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.5 Mortgage Loan Purchase Agreement, dated as of December 5, 2000, between Goldman Sachs Mortgage Company as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.6 Supplemental Agreement dated as of December 5, 2000, between GMAC Commercial Mortgage Corporation as seller and German American Capital Corporation as purchaser.

99.7 Supplemental Agreement dated as of December 5, 2000, between GMAC Commercial Mortgage Corporation as seller and Goldman Sachs Mortgage Company as purchaser.



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